SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 7, 2005

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1 PRESS RELEASE DATED NOVEMBER 7, 2005

Item 2.02 Results of Operations and Financial Condition
     Today, Sierra Pacific Resources and its two utility subsidiaries, Nevada Power Company and Sierra Pacific Power Company, issued a press release disclosing financial results for the fiscal quarter ended September 30, 2005. The text of the release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     99.1 Press release dated November 7, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: November 7, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: November 7, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: November 7, 2005	By:	/s/ John E. Brown
John E. Brown
Controller